UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 12, 2005

Capital One Auto Receivables, LLC

Capital One Auto Finance Trust 2005-C

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-125612 333-125612-02	31-1750007 51-6567952
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

140 E. Shore Drive, Room 1052-D Glen Allen, Virginia	23059
(Address of Principal Executive Offices)	(Zip Code)

(804) 290-6736

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant is filing the exhibit listed in Item 9.01(c) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4-A Notes and Class A-4-B Asset Backed Notes (collectively, the “Notes”) by Capital One Auto Finance Trust 2005-C described in the Final Prospectus Supplement dated October 4, 2005.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Document Description
8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Capital One Auto Receivables, LLC, and the Co-Registrant, Capital One Auto Finance Trust 2005-C by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 12, 2005	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Albert A. Ciafre
	Name:	Albert A. Ciafre
	Title:	Assistant Vice President

CAPITAL ONE AUTO FINANCE TRUST 2005-C
	By:	Capital One Auto Receivables, LLC, Depositor of Capital One Auto Finance Trust 2005-C

	By:	/s/ Albert A. Ciafre
	Name:	Albert A. Ciafre
	Title:	Assistant Vice President

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